UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2006

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3250, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On February 14, 2006, our Board of Directors approved a two for one split of our outstanding common shares, $0.001 par value per share.

Shareholders of record as of February 28, 2006 will receive a stock dividend of one additional common share for every common share they own.  The additional shares will be issued on March 14, 2006.  After the split, there will be 28,911,588 common shares outstanding and the common shares will continue to have a par value of $0.001 per share.

A copy of the news release is attached as Exhibit 99.1

Item 8.01	Other Events

On February 14, 2006, our Board of Directors approved a quarterly cash dividend of $0.10 per share for common shares outstanding after the share split.  The dividend is payable to shareholders of record as of March 24, 2006 and will be paid on or about April 14, 2006.

A copy of the news release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	News release dated February 15, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: February 15, 2006	/s/ William M. Smartt
William M. Smartt
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	News release dated February 15, 2006